UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 23, 2004

Brigham Exploration Company

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	000-22433 (Commission File Number)	75-2692967 (IRS Employer Identification No.)

6300 Bridgepoint Parkway
Building Two, Suite 500
Austin, Texas 78730
(Address, including zip code, of principal executive offices)

Registrant#s telephone number, including area code: (512) 427-3300

Item 5. Other Events and Regulation FD Disclosure
Item 7. Financial Statements and Exhibits
SIGNATURE
INDEX TO EXHIBITS
Underwriting Agreement
Press Release dated July 23, 2004

Item 5. Other Events and Regulation FD Disclosure

Registrant issued a press release dated July 23, 2004, announcing sale of common stock by the Registrant and an increase in its 2004 capital budget. The text of the press release is attached hereto as Exhibit 99.2.

Item 7. Financial Statements and Exhibits

(c)	Exhibit 99.1	Underwriting Agreement
	Exhibit 99.2	Press release dated July 23, 2004

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

BRIGHAM EXPLORATION COMPANY
Date: July 23, 2004	By:	/s/ Eugene B. Shepherd, Jr
Eugene B. Shepherd, Jr.
Executive Vice President & Chief Financial Officer

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INDEX TO EXHIBITS

Item Number	Exhibit
99.1	Underwriting agreement
99.2	Press release dated July 23, 2004